UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  October 26, 2005
(Date of earliest event reported)


                        Asset Backed Funding Corporation
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             (Exact name of registrant as specified in its charter)


          Delaware                    333-127970                75-2533468
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(State or other jurisdiction     (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)


214 North Tryon Street, Charlotte, North Carolina                  28255
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    Address of principal executive offices                       (Zip Code)


Registrant's telephone number, including area code           (704) 386-2400
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events
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Attached as an exhibit are the Collateral Term Sheets (as each are defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letter.

ITEM 9.01     Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------

      (99)                                      Collateral Term Sheets prepared
                                                by Banc of America Securities
                                                LLC in connection with ABFC
                                                Asset-Backed Certificates,
                                                Series 2005-OPT1

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ASSET BACKED FUNDING CORPORATION


October 26, 2005

                                   By:    /s/ Kirk B. Meyers
                                          ------------------------------------
                                   Name:  Kirk B. Meyers
                                   Title: Vice President

                               INDEX TO EXHIBITS
                               -----------------


                                                                  Paper (P) or
Exhibit No.        Description                                    Electronic (E)
-----------        -----------                                    --------------

   (99)            Collateral Term Sheets                               E
                   prepared by Banc of America Securities LLC in connection with ABFC Asset-Backed
                   Certificates, Series 2005-OPT1